UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             Form 8-K


                          CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




Date of report July 16, 1998


                     CASINO RESOURCE CORPORATION



  Minnesota                       0-22242                  41-0950482
(State or other            (Commission File Number)    (IRS Employer
jurisdiction of incorporation)                          Identification No.)



         707 Bienville Blvd, Ocean Springs, Mississippi 39564
                   (Address of Principal Executive Office)


   Registrant's telephone number, including area code  (601) 872-5558

Item 7.   Financial Statements

  The  Company completed  the sale of the hospitality segment
(Grand Hinckley Inn) on June 29,1998.

  The Company's unaudited pro forma condensed consolidated financial statements give effect to the sale of the hospitality segment( Grand Hinckley Inn) as if such transaction had occurred for balance sheet and statement of operations purposes as of October 1, 1996. These unaudited pro forma consolidated financial statements should be read in conjunction with the Company's consolidated financial statements and notes thereto as filed on Form 10-KSB for the fiscal year ended September 30, 1997 and the Company's unaudited condensed consolidated financial statements on Form 10-QSB for the quarter ended March 31, 1998 The pro forma information is not necessarily indicative of the results that would have been reported had such event occurred on the date specified nor is it indicative of the Company's future results. The sale of the hospitality segment was reported as a discontinued operation in the historical financial statements for the quarter ended March 31, 1998.

                      Casino Resource Corporation
             Unaudited Pro Forma Condensed Consolidated Balance Sheet
                            September 30,1997
                (Dollars in thousands, except per share data)

                               Historical    Adjustments    Pro Forma
                                                 For
                                             Disposition


ASSETS

CURRENT ASSETS

Cash and cash equivalents         $3,097        $  433 (2)      $3,530
Accounts Receivable                  531          (175)(1)         356
Inventory                            298          ( 11)(1)         287
Prepaid Expenses                   1,124          ( 35)(1)       1,089
                               ---------      ---------      ---------
Total Current Assets               5,050           212           5,262
                               ---------      ---------      ---------

Property and equipment-net        16,231        (5,071)         11,160

NONCURRENT ASSETS

Costs in excess of fair
 value of assets acquired-net        551                          551
Deferred development costs         1,230                        1,230
Due from Related Parties             754                          754
Notes receivable                     221                          221
Preopening Costs                   1,501                        1,501
Other                                907        (  22)(1)         885
                               ---------     ---------      ---------
TOTAL NONCURRENT ASSETS            5,164        (  22)          5,142
                               ---------     ---------      ---------
                                 $26,445      $(4,881)        $21,564
                               =========                     =========

LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable                  $1,125     $   (295)(1)      $  830
Accrued Expenses                   1,221         (114)(1)       1,107
Line of credit and current
 maturities of long-term debt      1,174         (280)(1)         894
                                --------     --------        --------
Total Current Liabilities          3,520         (689)          2,831


Long-term debt                    13,159       (3,037)(2)      10,122
Other                                179                          179
                                --------      --------       --------

Total Liabilities                 16,858       (3,726)         13,132


Minority interest in subsidiary

STOCKHOLDER's EQUITY
Common stock                          97                           97
Paid-in-capital                   22,793                       22,793
Deficit                          (13,303       (1,155)        (14,458)
                                --------      --------        -------
Total Stockholder's equity         9,587       (1,155)          8,432
                                --------      --------        -------
                                 $26,445      $(4,881)       $21,564
                                ========                      =======


                        Casino Resource Corporation
       Unaudited Pro Forma Condensed Consolidated Statement of Operations
                       Year Ended September 30, 1997
                 (Dollars in thousands except per share data)


                              Historical     Adjustments     Pro Forma
                                                for
                                             Disposition
REVENUE

Entertainment                   $11,734         $              $11,734
Hospitality                       3,966          (3,966)(3)          0
                               --------        --------       --------
Total Revenue                    15,700          (3,966)        11,734

COSTS AND EXPENSES
Operating Costs-Entertainment     9,246                          9,246
Operating Costs-Hospitality       2,636          (2,636)(3)          0
General and administrative        2,056                          2,056
Other income                     (  156)            102 (3)     (   54)
Interest expense-net              1,021          (  277)(4)        744
Loss on abandonment of
 gaming projects-net                438                            438
Allowance for impaired
 receivable                         791                            791
                               --------         --------       --------
TOTAL COSTS AND EXPENSES         16,032          (2,811)        13,221

Income(loss)before
 minority interest                 (332)         (1,155)        (1,487)


Minority interest in net loss
 of consolidated subsidiary         341                            341
                                -------         -------       --------
Net income(loss)                      9          (1,155)        (1,146)

Net income(loss) per
common share                  $    0.00                       $  (0.11)

Weighted average number of
 common shares outstanding       10,016                         10,016




                      Casino Resource Corporation
            Unaudited Pro Forma Condensed Consolidated Balance Sheet
                            March 31,1998
               (Dollars in thousands, except per share data)

                               Historical   Adjustments     Pro Forma
                                                 For
                                            Disposition


ASSETS

CURRENT ASSETS

Cash and cash equivalents       $    583         $(  2)(2)     $  581
Accounts Receivable                  471          (104)(1)        367
Inventory                            290          (  9)(1)        281
Prepaid Expenses                     847          ( 25)(1)        822
                               ---------     ---------      ---------
Total Current Assets               2,191          (140)         2,051
                               ---------     ---------      ---------

Property and equipment-net        16,574        (4,884)(1)     11,690

NONCURRENT ASSETS

Costs in excess of fair
 value of assets acquired-net        551                          551
Deferred development costs         1,232                        1,232
Due from Related Parties             713                          713
Notes receivable                     232                          232
Preopening costs & other           1,678           (16)(1)      1,662
                               ---------      ---------     ---------
TOTAL NONCURRENT ASSETS            4,406           (16)         4,390
                               ---------      ---------     ---------
                                 $23,171       $(5,040)       $18,131
                               =========      =========     =========


LIABILITIES AND STOCKHOLDER'S EQUITY

CURRENT LIABILITIES
Accounts payable                  $1,120         $(139) (1)    $  981
Accrued Expenses                   1,718          (138) (1)     1,580
Line of credit and current
 maturities of long-term debt      1,924          (395) (2)     1,529
                                --------       --------       --------
Total Current Liabilities          4,762          (672)         4,090


Long-term debt                    12,026        (2,922)(2)      9,104
                                --------       --------       --------

Total Liabilities                 16,788        (3,594)        13,194


Minority interest in subsidiary

STOCKHOLDER's EQUITY
Common stock                          97                           97
Paid-in-Capital                   22,578                       22,578
Deficit                          (16,292)       (1,446)       (17,738)
                                --------       --------       -------
Total Stockholder's equity         6,383        (1,446)         4,937
                                --------        --------      -------
                                $ 23,171       $(5,040)       $18,131
                                ========                      =======


                        Casino Resource Corporation
                Unaudited Pro Forma Statement of Operations
                      Six Months Ended March 31, 1998
               (Dollars in thousands except per share data)


                              Historical     Adjustments      Pro Forma
                                                for
                                             Disposition
REVENUE

Entertainment                   $ 4,174          $            $  4,174
Gaming                            1,076                          1,076
Hospitality                       1,494          (1,494)(3)          0
                               --------        --------        --------
Total Revenue                     6,744          (1,494)         5,250

COSTS AND EXPENSES
Operating Costs-Entertainment     4,053                          4,053
Operating Costs-Gaming            2,772                          2,772
Operating Costs-Hospitality         987           ( 987)(3)          0
General and administrative        1,484                          1,484
Other expense-net                   728           ( 216)(4)        512
                               --------         --------       --------
TOTAL COSTS AND EXPENSES         10,024          (1,203)         8,821


Loss before minority
 interest                        (3,280)         (  291)        (3,571)


Minority interest in net loss
 of consolidated subsidiary
                                    295                            295
                                -------         -------       --------
Net loss                      $  (2,985)        $(  291)        (3,276)

Net loss per
 common share                 $  ( 0.30)                      $  (0.33)

Weighted average number of
 common shares outstanding        9,847                          9,847







Notes To Pro Forma Financial Statements


(1) Collection of asset balances and payment of outstanding liabilities of Grand Hinckley Inn


(2) Proceeds from sale will be utilized to retire $3,317 in debt with the remainder added to cash balances


(3) Elimination of revenue and operating expenses of Grand Hinckley
Inn

(4) Decrease in interest expense due to reduction of debt.


                         SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CASINO RESOURCE CORPORATION



July 16, 1998
                              /s/ Maurice P. Gaudet
                              --------------------------------
                              Maurice P. Gaudet
                              Chief Financial Officer